AMENDMENT NO. 7 TO LEASE

[Elk Creek Owned]

THIS AMENDMENT NO. 7 TO LEASE (the “Amendment”), is effective as of of February  1,  2019 (the “Amendment Date”), by and between RAMACO CENTRAL APPALACHIA, LLC, a Delaware limited liability company (“Lessor”), and RAMACO RESOURCES, LLC, a Delaware limited liability company (“Lessee”).

Recitals

WHEREAS, Lessor and Lessee entered into that certain Lease dated August 20, 2015 (the “Initial Lease”), as amended by that certain Amendment No. 1 to Lease, effective December 31, 2015 (the “First Amendment”), which First Amendment was superseded in its entirety by that certain Amendment No. 2 to Lease, effective March 31, 2016 (the “Second Amendment”), as amended by that certain Amendment No. 3 to Lease, effective August 31, 2016 (the “Third Amendment”), as amended by that certain Amendment No. 4 to Lease, effective January 12, 2017,  (the “Fourth Amendment”), as amended by that certain Amendment No. 5 to Lease, dated September 28, 2018 (the “Fifth Amendment”), and as further amended by Amendment No. 6 to Lease, effective December 21, 2018 (the “Sixth Amendment”,  and as so amended by each of the foregoing First through Sixth Amendments, collectively, the “Lease”);

WHEREAS,  by Special Warranty Deed, effective January 18, 2019, Big Huff Minerals LLC conveyed to Lessor the coal underlying those certain tracts located on Big Cub Creek, Clear Fork District, Wyoming County, West Virginia, more particularly described on Exhibit A attached hereto and incorporated herein by reference, and depicted on the map attached hereto as Exhibit

B, bearing the legend: “Map Showing Boundary of 65.17 Acres of Coal Conveyed by Big Huff Minerals LLC to Ramaco Central Appalachia, LLC” (collectively, the “Big Huff Property”);

WHEREAS, Lessor and Lessee desire to amend the Lease to add the Big Huff Property to the Lease, upon the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, in consideration of One Dollar cash-in-hand paid, the foregoing recitals which are not mere recitals, the mutual agreements of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to the following:

1. Lessor hereby demises, leases, and lets to Lessee, the coal contained in the Big Huff Property, together with the right to remove the same by any and all mining methods, now existing or hereafter developed (including, without limitation, surface, deep and highwall mining), and the right to use all of the surface and mining rights vested in Lessor for the purpose of mining, removing, transporting, processing, marketing and selling the Leased Coal and coal mined from other properties leased or subleased to Lessee by Lessor; subject, however, to the limitations and conditions set forth in the Lease and in this Amendment.  The coal leased hereby shall be included as “Leased Coal” under the Lease and the Big Huff Property shall be included as “Leased Premises” under the Lease, and Lessee shall have the same rights, duties, obligations, limitations, conditions and restrictions with respect to the Big Huff Property as are applicable to the Leased Coal and Leased Premises under the Lease except as expressly set forth herein.

2.Notwithstanding anything contained in the Lease to the contrary, the term of the Lease with respect to the Big Huff Property only shall be five (5) years from the Amendment Date; which term shall be automatically extended for up to three (3) additional terms of five (5) years each unless Lessee provides one hundred eighty (180) days prior written notice of its intent not to extend such then current term.

3.In lieu of Minimum Monthly Royalty Payments under Section 4(A) of the Lease, with respect to the Big Huff Property only, Lessee shall pay to Lessor a one-time minimum royalty in the amount of Fifty Thousand Dollars ($50,000.00) (the “Big Huff Minimum Royalty”) on or before October 15, 2019.  Big Huff Minimum Royalty shall be recoupable from tonnage royalty payable with respect to the Big Huff Property only, and not from any other tonnage royalty under the Lease, in accordance with Section 4(A) of the Lease.  Similarly, tonnage royalty on production of Leased Coal other than from the Big Huff Property under the Lease shall not be applied to reduce the Big Huff Minimum Royalty.

4.Capitalized terms not defined herein shall have the meaning ascribed thereto in the Lease.  Except as expressly modified herein, all other terms and conditions of the Lease shall continue to remain in full force and effect. To the extent of any conflicts between the language of the Lease and the language of this Amendment, the language of this Amendment shall control.

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IN WITNESS WHEREOF, the Lessor acknowledges its agreement to the foregoing Amendment by causing its duly authorized representative to sign below.

LESSOR: RAMACO CENTRAL APPALACHIA, LLC, a Delaware limited liability company
By: Name: Its:	/s/ Randall W. Atkins ________ Randall W. Atkins Authorized Agent

Amendment No. 7 to Lease

Signature Page of Lessor

IN WITNESS WHEREOF, the Lessee acknowledges its agreement to the foregoing Amendment by causing its duly authorized representative to sign below.

LESSEE: RAMACO RESOURCES, LLC, a Delaware limited liability company
By: Name: Its:	/s/Michael D. Bauersachs____ Michael D. Bauersachs Authorized Agent

Amendment No. 7 to Lease

Signature Page of Lessee